    As Filed with the Securities and Exchange Commission on February 28, 2003
================================================================================

                                                 Registration File No. 333-35587
                                                                       811-08336

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [_]

                       PRE-EFFECTIVE AMENDMENT NO. ___                [_]

                       POST-EFFECTIVE AMENDMENT NO. 8                 [X]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                        ACT OF 1940                                   [_]

                        AMENDMENT NO. 1                               [X]


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                           (Exact name of registrant)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of depositor)
                              Mutual of Omaha Plaza
                              Omaha, Nebraska 68175
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (402) 351-5225

                              Michael E. Huss, Esq.
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska 68175-10008
                     (Name and address of agent for service)

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

 It is proposed that this filing will become effective (check appropriate box):

 [_] immediately upon filing pursuant to paragraph (b) of Rule 485.
 [_] on (date) pursuant to paragraph (b) of Rule 485.
 [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
 [X] on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

 If appropriate, check the following box:

 [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 [_]   Check box if it is proposed that this filing will become effective on
       (date) at (time) pursuant to Rule 487

                                  -------------

                      Title of Securities Being Registered:
           Individual Flexible Premium Variable Life Insurance Policy
================================================================================

--------------------------------------------------------------------------------
[LOGO] United of                                        PROSPECTUS:  May 1, 2003
       Omaha                                                 ULTRA VARIABLE LIFE
                                                     Individual Flexible Premium
                                                         Variable Life Insurance
--------------------------------------------------------------------------------

     This Prospectus describes ULTRA VARIABLE LIFE, a flexible premium variable life insurance policy offered by United of Omaha Life Insurance Company. The minimum specified amount of insurance coverage is $100,000.

   The Policy includes 32 variable investment options (where you have the investment risk) with investment portfolios from:

   [X]    The Alger American Fund
   [X]    Deutsche Asset Management VIT Funds
   [X]    Federated Insurance Series
   [X] Fidelity Variable Insurance Products Funds and Variable Insurance Products Fund II
   [X]    MFS Variable Insurance Trust
   [X]    Pioneer Variable Contracts Trust
   [X]    Scudder Variable Series I Fund
   [X] T. Rowe Price Equity Series, Inc., Fixed Income Series, Inc. and International Series, Inc.
   [X]    Van Kampen Universal Institutional Funds, Inc.

   and two fixed rate options (where we have the investment risk).

     The variable investment options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account
B. The value of your Policy will go up or down based on the investment performance of the variable investment options that you choose. There is no minimum guaranteed Cash Surrender Value for any amounts you allocate to the variable investment options. The amount of the death benefit can also vary as a result of investment performance.

--------------------------------------------------------------------------------
Please Read This Prospectus Carefully. It provides information you should consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.
--------------------------------------------------------------------------------

     The Securities and Exchange Commission ("SEC") maintains an internet web site (http://www.sec.gov) that contains more information about us and the Policy. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

             .    are subject to risk, including possible loss of principal
             .    are not bank deposits
             .    are not government insured
             .    are not endorsed by any bank or government agency
             .    may not achieve their goals

--------------------------------------------------------------------------------
        UNITED OF OMAHA LIFE INSURANCE COMPANY, Variable Product Services
            P O. Box 8430, Omaha, Nebraska 68103-0430 1-800-238-9354
--------------------------------------------------------------------------------

CONTENTS                                                                                Pages
               ---------------------------------------------------------------------------------
               POLICY BENEFITS/RISKS SUMMARY
                    Policy Benefits                                                     2 - 4
                    Policy Risks                                                        4 - 5
               ---------------------------------------------------------------------------------
               FEE TABLES                                                              6 - 10
               ---------------------------------------------------------------------------------
               HOW THE POLICY OPERATES                                                 11 - 13
               ---------------------------------------------------------------------------------
               COMPARISON TO OTHER POLICIES AND INVESTMENTS                              13
               ---------------------------------------------------------------------------------
               ABOUT US                                                                  14
               ---------------------------------------------------------------------------------
               INVESTMENT OPTIONS
                    Variable Investment Options                                        14 - 18
                    Fixed Rate Options                                                 18 - 19
                    Transfers                                                            19
                    Dollar Cost Averaging                                                20
                    Systematic Transfer Enrollment Program                             20 - 21
                    Asset Allocation Program                                             21
                    Rebalancing Program                                                  22
               ---------------------------------------------------------------------------------
               IMPORTANT POLICY PROVISIONS
                    Policy Application and Issuance                                     22-24
                    Accumulation Value                                                   24
                    Lapse and Grace Period                                             24 - 25
                    Continuation of Insurance                                            25
                    Maturity Date                                                        26
                    Paid-Up Life Insurance                                               26
                    Reinstatement                                                      26 - 27
                    Coverage Beyond Maturity                                             27
                    Delay of Payments                                                    27
               ---------------------------------------------------------------------------------
               EXPENSES
                    Deductions from Premium                                              28
                    Monthly Deduction                                                  28 - 29
                    Transfer Charge                                                    29 - 30
                    Surrender Charge                                                   30 - 31
                    Series Fund Charges; Investment Advisory Fees                        31
               ---------------------------------------------------------------------------------
               POLICY DISTRIBUTIONS
                    Policy Loans                                                         32
                    Surrender                                                            32
                    Partial Withdrawals                                                  33
                    Death Benefit                                                      33 - 34
                    Payment of Proceeds                                                  35
                    Lump Sum Payment                                                     35
               ---------------------------------------------------------------------------------
               FEDERAL TAX MATTERS
                    Life Insurance Qualification                                         36
                    Tax Treatment of Loans and Other Distributions                       37
                    Other Policy Owner Tax Matters                                     37 - 39
               ---------------------------------------------------------------------------------
               MISCELLANEOUS
                    Telephone Transactions                                               40
                    Distribution of the Policies                                         40
                    Legal Proceedings                                                    40
                    Financial Statements                                                 40
                    USA Patriot Notice                                                   40
                    Privacy Notice                                                     41 - 45
                    Do You Have Questions?                                               45
               ---------------------------------------------------------------------------------
               DEFINITIONS                                                               46
               ---------------------------------------------------------------------------------
               STATEMENT OF ADDITIONAL INFORMATION                                       47
               ---------------------------------------------------------------------------------

Policy Benefits/Risks Summary

     The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable life insurance policy. The Policy is built around its Accumulation Value. The Accumulation Value will increase or decrease depending on the investment performance of the variable investment options, the amount of interest we credit to the fixed rate options, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). There is no minimum guaranteed Cash Surrender Value. You could lose some or all of your money.

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

     The Policy is not available in all states. This Prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the underlying investment portfolios' prospectuses carefully before investing.

..    POLICY BENEFITS

Death Benefits

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. The amount paid is the death benefit described below, plus any amounts provided by rider, less any outstanding loans, unpaid loan interest and any unpaid Monthly Deductions.

     You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)

Death Benefit Option 1:
The death benefit is the greater of:
          (a) the specified amount of insurance coverage on the date of death;
              or
          (b) the Policy's Accumulation Value on the date of death plus the corridor amount. The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:
The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:
          (a) the specified amount of insurance coverage on the date of death;
              or
          (b) the corridor amount.
The death benefit amount will always vary as the Accumulation Value goes up or down each day.

Subject to certain restrictions and limitations, you can usually change the death benefit option and the specified amount of insurance coverage. Changing the death benefit option or specified amount of insurance coverage may have tax consequences.

No-Lapse Period
If you meet the minimum monthly premium or the lifetime premium and certain other requirements and limitations, the Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction.

The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

Additional Insured Rider:
For an additional charge, this rider provides term insurance for the primary insured.

Accidental Death Benefit Rider:
For an additional charge, this rider provides additional coverage of the insured in the event of an accidental death.

Accelerated Death Benefit Rider:
This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000 for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If the rider option is exercised then all other riders and the base Policy will terminate. For the tax consequences associated with adding or exercising the accelerated death benefit rider see "Federal Tax Matters".

Cash Benefits

     The primary purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. The Cash Surrender Value (the Accumulation Value less any Policy loans, unpaid interest, and any applicable surrender charges) may be substantially less than the premiums paid.

     Subject to certain restrictions and limitations, the Accumulation Value of a Policy may be transferred among the Subaccounts and the fixed account. Transfers of Accumulation Value may be made pursuant to specific instruction we receive from you or as part of one of the dollar cost averaging, STEP, asset allocation or rebalancing programs described in this Prospectus.

Policy Loan:
After the first Policy Year (at any time in Indiana), you may borrow up to 100% of the Cash Surrender Value, less loan interest to the end of the Policy Year, and less a Monthly Deduction that is sufficient to continue the Policy in force for at least one month. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. See "Federal Tax Matters."

Surrender:
While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end. The surrender of a Policy may have federal income tax consequences. See "Federal Tax Matters."

Partial Withdrawal:
After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any applicable surrender charge will be deducted from the Accumulation Value on the date we receive you request. A partial withdrawal will affect the death benefit. A partial withdrawal may have federal income tax consequences. See "Federal Tax Matters."

Transfers
The Policy is designed for long-term investment, not for active trading or "market timing." Nevertheless, subject to certain restrictions, you (or a third party, if your written authorization is received) may transfer all or part of your Accumulation Value from one Subaccount to another, from the Subaccounts to the fixed account, or from the fixed account to any Subaccount.

Dollar Cost Averaging
Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). Certain minimums and other restrictions apply.

STEP Program
The STEP Program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within a 13-month period.

Asset Allocation Program
The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account.

Rebalancing Program
The rebalancing program allows you to have part or all of your Accumulation Value automatically re-balanced among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis.

Tax Benefits

     We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of the Beneficiary. Similarly, you should not be in constructive receipt of the Cash Surrender Value, and therefore should not be taxed on increases in the Accumulation Value until you take out a loan or a withdrawal, surrender the Policy, or we pay the maturity benefit. In addition, transfers of Accumulation Value are not taxable transactions.

Right to Examine Period

     Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

Supplemental Rider Benefits

     Your Policy may have one or more supplemental benefits, which are attached to the Policy by rider. Each is subject to its own requirements as to eligibility and for most riders there is an additional charge. In addition to the riders previously described, other benefits currently available under the Policy are: a disability rider, paid-up life insurance rider, and waiver of surrender charge rider.

Illustrations

     Sample illustrations demonstrating how the Policy operates, given the Policy's expenses and several assumed rates of return, are in the Statement of Additional Information. These tables may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. Please review these tables to better understand the effect of expenses on the Policy. Upon request, we will provide a comparable illustration based upon the proposed insured's actual age, sex, risk and rate class, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested. The illustrations demonstrate that the Cash Surrender Value may be zero or very low (compared to premium paid), especially in the early Policy Years. Remember that the illustrations are only hypothetical and do not guarantee future values or benefits.

..    POLICY RISKS

Investment Risk

     If you allocate your Accumulation Value to one or more Subaccounts (i.e., variable investment options) then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. In addition, we deduct fees and charges from your Accumulation Value. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subaccounts (to which Accumulation Value is allocated) is not sufficiently positive to cover the charges deducted under the Policy. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to one of the fixed rate options, then we credit your Accumulation Value (in the fixed rate options) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the applicable guaranteed minimum annual effective rate.

Risk of Lapse

     Your Policy can lapse without value, even if all planned premiums have been paid in full and on schedule, if the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. If a Policy loan is outstanding, lapse will occur if the Cash Surrender Value is not enough to cover the Monthly Deduction and any outstanding loan interest (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. Additional premium payments will be necessary during the grace period to keep the Policy in force if this occurs. A lapse could result in adverse tax consequences.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on a substandard basis. Also, there may be some uncertainty regarding the tax treatment of preferred loans. Please consult a tax adviser about theses consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract for federal tax purposes. If a Policy is treated as a modified endowment contract, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Federal Tax Matters." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender, Partial Withdrawal, and Decrease in Specified Amount of Insurance Coverage

     If you surrender the Policy or make a partial withdrawal, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. The surrender charge varies by issue age, sex (except Montana), risk and rate class, and length of time your Policy has been in force and the specified amount of insurance coverage. Generally, the surrender charge will be greatest in the early Policy Years. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy, especially in the first few Policy Years. If you decrease the Policy's current specified amount of insurance coverage, we may deduct a surrender charge. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A surrender or partial withdrawal may have tax consequences.

Loan Risks

     A Policy loan will affect your Policy in several ways over time, whether or not it is repaid, because the investment results of the variable Subaccounts and fixed rate options may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account.

     . Your Accumulation Value, in comparison to a Policy under which no loan has been made, will be less if the Loan Account net interest rate is less than the investment return of the applicable variable Subaccounts or applicable rate of the fixed rate options (and greater if the Loan Account net interest rate is higher than the investment return of the applicable variable Subaccounts or fixed rate options).

     . A Policy loan increases the risk that the Policy will terminate, since a loan decreases the Cash Surrender Value.

     . If the death benefit becomes payable while a Policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the Policy or your Policy terminates because the Monthly Deduction and loan interest due is greater than the Cash Surrender Value on any Monthly Deduction date (and a grace period expires without a sufficient premium payment), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Investment Portfolio Risks

     A comprehensive discussion of the risks of each investment portfolio may be found in each investment portfolio's prospectus. Please refer to the investment portfolios' prospectuses for more information.

         There is no assurance that any investment portfolio will achieve its stated investment objective.

Fee Tables

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, make partial withdrawals from the Policy, and transfer Accumulation Value among the Subaccounts and the fixed account. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

--------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Fees
--------------------------------------------------------------------------------------------------------------------------
            Charge                 When Charge is            Amount Deducted - Maximum        Amount Deducted - Current
                                      Deducted                   Guaranteed Charge                     Charge
--------------------------------------------------------------------------------------------------------------------------
Deductions from Premiums:
--------------------------------------------------------------------------------------------------------------------------
     Tax Charge                   Upon receipt of each     3.75% of each premium payment   3.75% of each premium payment
                                     premium payment
--------------------------------------------------------------------------------------------------------------------------
     Premium Processing Charge    Upon receipt of each       $2.00 per premium payment       $2.00 per premium payment
                                     premium payment
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge:/1/
--------------------------------------------------------------------------------------------------------------------------
           Minimum and Maximum       At the time of       $0 to $53 per $1,000 of          $0 - $53 per $1,000 of
           Charge                  surrender, partial     specified amount of insurance    specified amount of insurance
                                  withdrawal, lapse, or   coverage                         coverage
                                  decrease in specified
                                   amount of insurance
                                        coverage
--------------------------------------------------------------------------------------------------------------------------
  31 year old male, standard,        At the time of       $10 per $1,000 of specified      $10 per $1,000 of specified
preferred non-smoker, $260,000     surrender, partial     amount of insurance coverage     amount of insurance coverage
 face in the first Policy Year    withdrawal, lapse, or
                                  decrease in specified
                                   amount of insurance
                                        coverage
--------------------------------------------------------------------------------------------------------------------------
Transfer Charge:
--------------------------------------------------------------------------------------------------------------------------
                                    Upon the first 12                No Charge                       No Charge
                                  transfers in a Policy
                                          Year
--------------------------------------------------------------------------------------------------------------------------
                                   Upon each transfer            $10 per transfer                 $10 per transfer
                                   over 12 in a Policy
                                          Year
--------------------------------------------------------------------------------------------------------------------------

------------------------------
/1/ The surrender charge varies by issue age, sex (except Montana), risk and rate class, length of time the Policy has been in force, and amount of insurance coverage. Surrender charges may be waived in certain circumstances. See "Surrender Charge Waivers."

----------------------------------------------------------------------------------------------------------------------------
                                                                      Amount Deducted:
                                                                      ---------------                Amount Deducted:
                                        When Charge is                    Maximum                    ---------------
            Charge                         deducted                  Guaranteed Charge               Current Charge
----------------------------------------------------------------------------------------------------------------------------
Loan Interest Spread/2/          On Policy anniversary or       2.00% (annually) up to the    2.00% (annually) up to the
                                 earlier, as applicable/3/      10th Policy Year, and zero    10th Policy Year and zero
                                                                thereafter                    thereafter
----------------------------------------------------------------------------------------------------------------------------

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Series Funds' fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

-------------------------------------------------------------------------------------------------------------------------------
                                  Periodic Charges Other Than Series Fund Operating Expenses
-------------------------------------------------------------------------------------------------------------------------------
              Charge                 When Charge is Deducted     Amount Deducted - Maximum        Amount Deducted - Current
                                                                     Guaranteed Charge                     Charge
-------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance:/4/
-------------------------------------------------------------------------------------------------------------------------------
     Minimum and Maximum Charge          On each Monthly       $0.0567 - $83.3333 per $1,000    $0.0567 - $83.3333 per $1,000
                                         Deduction Date          of net amount at risk per     of net amount at risk per month
                                                                           month
-------------------------------------------------------------------------------------------------------------------------------
     31 year old male, standard,         On each Monthly         $0.1233 per $1,000 of net        $0.1179 per $1,000 of net
     preferred non-smoker,               Deduction Date          amount at risk each month        amount at risk per month
     $260,000 face in the first
     Policy Year
-------------------------------------------------------------------------------------------------------------------------------

--------------------------
/2/ The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (which is 6.00% annually) and the amount of interest we credit to the amount in your Loan Account (which is 4.00% annually up to the 10th Policy Year and 6.00% thereafter).
/3/ While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.
/4/ Cost of insurance charges vary based on the issue age, sex (except Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and for length of time the Policy has been in force. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Variable Product Service Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the insured's age, sex, and risk and rate class, the current specified amount of insurance coverage, planned premiums, and riders requested.

--------------------------------------------------------------------------------------------------------------------------------
                                Periodic Charges Other Than Series Fund Operating Expenses
--------------------------------------------------------------------------------------------------------------------------------
              Charge                 When Charge is Deducted     Amount Deducted - Maximum        Amount Deducted - Current
                                                                     Guaranteed Charge                     Charge
--------------------------------------------------------------------------------------------------------------------------------
Risk Charge                              On each Monthly      Annual rate of:                  Annual rate of:
                                         Deduction Date          .   0.70% of the                  .   0.70% of the
                                                                     Accumulation Value                Accumulation Value
                                                                     during first 10                   during first 10
                                                                     Policy Years                      Policy Years
                                                                 .   0.55% of the                  .   0.55% of the
                                                                     Accumulation Value                Accumulation Value up
                                                                     for Policy Years                  to, and 0.15% of the
                                                                     after 10/5/                       Accumulation Value in
                                                                                                       excess of, $25,000
                                                                                                       for Policy Years
                                                                                                       after 10/5/
--------------------------------------------------------------------------------------------------------------------------------
Administrative Charge                    On each Monthly                   $7.00                            $7.00
                                         Deduction Date
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                Periodic Charges Other Than Series Fund Operating Expenses
--------------------------------------------------------------------------------------------------------------------------------
              Charge                 When Charge is Deducted    Amount Deducted - Maximum     Amount Deducted - Current
                                                                    Guaranteed Charge                   Charge
--------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges:/6/
--------------------------------------------------------------------------------------------------------------------------------
     Additional Insured Rider:
--------------------------------------------------------------------------------------------------------------------------------
           Minimum and Maximum           On each Monthly       $0.0566 - $83.3333 per        $0.0347 - $83.3333 per
           Charge                         Deduction Date       $1,000 of rider benefit       $1,000 of rider benefit
                                                               amount per month              amount per month
--------------------------------------------------------------------------------------------------------------------------------
   35 year old female, standard,         On each Monthly       $0.1258 per $1,000 of rider   $0.0769 per $1,000 of rider
 non-smoker, $350,000 face in the         Deduction Date       benefit amount per month      benefit amount per month
         first Policy Year
--------------------------------------------------------------------------------------------------------------------------------
     Accidental Death Benefit Rider
--------------------------------------------------------------------------------------------------------------------------------
           Minimum and Maximum           On each Monthly       $0.08 - $0.18 per $1,000 of   $0.08 - $0.18 per $1,000 of
           Charge                         Deduction Date       rider coverage amount per     rider coverage amount per
                                                               month                         month
--------------------------------------------------------------------------------------------------------------------------------

----------------------------
/5/ For Policy Years after 10, the risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000; the latter can increase but the risk charge after Policy Year 10 will never exceed 0.55% of the Accumulation Value.
/6/ Charges for most of the riders vary based on the insured's issue or actual age, sex, and risk and rate class, and may vary based on Policy Year and specified amount of insurance coverage or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Variable Product Services Office.

--------------------------------------------------------------------------------------------------------------------------------
                               Periodic Charges Other Than Series Fund Operating Expenses
--------------------------------------------------------------------------------------------------------------------------------
              Charge                 When Charge is Deducted     Amount Deducted - Maximum        Amount Deducted - Current
                                                                     Guaranteed Charge                     Charge
--------------------------------------------------------------------------------------------------------------------------------
           35 year old male,             On each Monthly       $0.08 per $1,000 of rider       $0.08 per $1,000 of rider
           standard, non-smoker,          Deduction Date       coverage amount per month       coverage amount per month
           $175,000 face in the
           first Policy Year
--------------------------------------------------------------------------------------------------------------------------------
     Disability Rider
--------------------------------------------------------------------------------------------------------------------------------
           Minimum and Maximum           On each Monthly       $0.07 - $0.46 per $1.00 of      $0.07 - $0.46 per $1.00 of
           Charge                         Deduction Date       rider monthly deduction         rider monthly deduction
--------------------------------------------------------------------------------------------------------------------------------
           35 year old male,             On each Monthly       $0.07 per $1.00 of rider        $0.07 per $1.00 of rider
           standard, non-smoker,          Deduction Date       monthly deduction               monthly deduction
           in the first Policy Year
--------------------------------------------------------------------------------------------------------------------------------
     Paid-up Life Insurance Rider     Date rider benefit is    3.0% of Accumulation Value      3.0% of Accumulation Value
                                            exercised
--------------------------------------------------------------------------------------------------------------------------------
     Waiver of Surrender Charge                N/A             No Charge                       No Charge
     Rider
--------------------------------------------------------------------------------------------------------------------------------
     Accelerated Death Benefit         Date benefit is paid    6.0% of the death benefit/(7)/  6.0% of death benefit/7/
     Rider
--------------------------------------------------------------------------------------------------------------------------------

     The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.

Annual Investment Portfolio Operating Expenses:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Minimum                    Maximum
                                                                                 -------                    -------
--------------------------------------------------------------------------------------------------------------------------------
Annual Investment Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)
--------------------------------------------------------------------------------------------------------------------------------

/7/ The charge is 12% of the death benefit in New Jersey and 4% of the death benefit in Washington.

---------------------------------------------------------------------------------------------------------------------
           Series Fund Annual Expenses/9/                                        Total Portfolio
           ------------------------------
      (as a percentage of average net assets)                                    Annual Expenses

                    Portfolio:                                    (after fee waiver and expense reimbursement)/(a)/
                    ----------
---------------------------------------------------------------------------------------------------------------------
Alger American Growth
Alger American Small Capitalization
---------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                      /(a)/
Federated Fund for U.S. Government Securities II   /(a)/
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager: Growth
Fidelity VIP II Contrafund
Fidelity VIP Equity Income
Fidelity VIP II Index 500                          /(a)/
Fidelity VIP Mid Cap
---------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series                   /(a)/
MFS Emerging Growth Series
MFS High Income Series                             /(a)/
MFS Research Series
MFS Strategic Income Series                        /(a)/
---------------------------------------------------------------------------------------------------------------------
Pioneer Equity-Income VCT
Pioneer Fund VCT
Pioneer Growth Shares VCT
Pioneer Mid-Cap Value VCT                          /(a)/
Pioneer Real Estate Growth VCT
Pioneer Small Cap Value VCT
---------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)(R)Equity Index Fund            /(a)/
Scudder VIT Small Cap Index Fund                   /(a)/
---------------------------------------------------------------------------------------------------------------------
Scudder VS1 Global Discovery
Scudder VS1 Growth and Income
Scudder VS1 International
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                        /(b)/
T. Rowe Price International  Stock                 /(b)/
T. Rowe Price Limited-Term Bond                    /(b)/
T. Rowe Price New America Growth                   /(b)/
T. Rowe Price Personal Strategy Balanced           /(b)/
---------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity             /(a)/
Van Kampen UIF Fixed Income                        /(a)/
---------------------------------------------------------------------------------------------------------------------

(a) Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:

                                                                                   Total Portfolio
Portfolio                                                                          Annual Expenses
---------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II
Federated Fund for U.S. Government Securities II
Fidelity VIP II Index 500
MFS Capital Opportunities Series
MFS High Income Series
MFS Strategic Income Series
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Small Cap Index Fund
Van Kampen UIF Emerging Markets Equity
Van Kampen UIF Fixed Income

(b) T. Rowe Price Funds do not itemize management fees and other expenses.
---------------------------------------------------------------------------------------------------------------------

________________

/9/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2002, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

-------------------------
How The Policy Operates

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

            --------------------------------------------------------
                               POLICY FLOW CHART
            --------------------------------------------------------
                                    PREMIUM

            . The minimum initial premium required is based on the initial specified amount of insurance coverage (minimum amount of $100,000).
            .    Additional premium payments may be made pursuant
                 to a planned premium schedule. Payments in
                 addition to planned premiums may be made, within
                 limits.
            . Additional premiums may be required to prevent the Policy from lapsing. Payment of the planned premiums may not be enough to keep the Policy from lapsing, even during the No-Lapse Period.
            --------------------------------------------------------

            --------------------------------------------------------
                      DEDUCTIONS BEFORE ALLOCATING PREMIUM

            Premium Charges per premium payment:

            . 3.75% of each premium for state and federal tax expenses (which may be more or less than the actual amount of federal and state tax expense that we are required to pay for a particular Policy or premium).
            . $2 from each premium for premium processing expenses.

            The remaining amount is your net premium.
            --------------------------------------------------------

       ------------------------------------------------------------------
                            INVESTMENT OF PREMIUM

       . You direct the allocation of all net premiums among the 32 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series
            Funds.
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CHARGES DEDUCTED FROM ASSETS

..    We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:

     -    0.70% for mortality and expense risks during Policy Years 1 - 10;
          0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; currently, 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 can increase but will never exceed the guaranteed maximum charge of 0.55%.
     -    $7 administrative charge.
     -    A cost of insurance charge (based on the Net Amount at Risk).
     -    Rider charges (if any).
..    $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
..    Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                               ACCUMULATION VALUE

      . Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).
      . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
      .    Accumulation Value can be transferred among the Subaccounts. Policy loans reduce the amount available for allocations and transfers.
      .    Dollar cost averaging, asset allocation and rebalancing programs are available.
      . Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
     ---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                     ACCUMULATION VALUE BENEFITS                                                   DEATH BENEFIT

..    After the first Policy Year (at any time in Indiana), you can take         .    Received income tax free to Beneficiary.
     loans for amounts up to 100% of Cash Surrender Value (less loan            .    Available  as lump sum or under a variety of
     interest to the end of the Policy Year and a sufficient Monthly                 payout options.
     Deduction to keep the Policy in force for at least one month) at a net     .    Two death benefit options are available:
     annual interest rate charge of 2%.                                              (1) greater of (a) current  specified  amount
..    Preferred loans are available beginning in the 10th Policy Year and                 of insurance coverage; or (b) Accumulation
     later with a net interest rate charge of 0%. All loans become preferred             Value on the date of death plus a
     loans beginning in the 10th Policy Year.                                            corridor amount; or
..    You can surrender the Policy in full at any time for its Cash                   (2) Accumulation Value plus the greater of
     Surrender Value, or withdraw part of the Accumulation Value (after the              (a) the current specified amount of
     first Policy Year). A surrender charge based upon issue age, sex, risk              insurance coverage, or (b) a corridor
     class, and the amount of time you have had your Policy, may apply to                amount.
     any surrender or reduction in the specified amount of insurance            .    Flexibility to change death benefit option
     coverage for the first 12 Policy Years. The highest aggregate                   and specified amount of insurance coverage.
     surrender charge is $53 for each $1,000 of specified amount  of            .    Rider benefits are available.
     insurance coverage. Taxes and tax penalties may also apply.
..    If the Policy is a modified endowment contract, then Policy loans will     Death benefit proceeds paid are reduced by any
     be treated as withdrawals for tax purposes.                                Policy loan balance and unpaid loan interest.
..    Fixed and variable payout options are available.
---------------------------------------------------------------------------------------------------------------------------------

State Variations

     This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

For Policies Issued in The State of Florida:

     This notice is to remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

     If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-238-9354.

Tax-Free Exchanges (1035 Exchanges)

     You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

                 For more detailed information about the Policy,
             please read the rest of this Prospectus and the Policy.

Comparison To Other Policies And Investments

     The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

--------------------------------------------------------------------------------
A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as family protection through death benefits, guaranteed fees and asset allocation models.

--------------------------------------------------------------------------------

Compared to other life insurance policies.

     In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

Compared to mutual funds.

     The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

..    The Policy provides a death benefit based on the life of the insured.
..    The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).
..    Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
..    We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.
..    Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
..    Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to examine period" required by state law plus five Business Days. Only then is premium invested in the other variable investment options that you elected.
..    Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy.
..    You can make transfers from one underlying investment portfolio to another without tax liability.
..    Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.
..    The Policy might be a "modified endowment contract." If it is, then (a)
     there will be a 10% penalty tax on distributions before age 59 1/2; (b) distributions would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as distributions.
..    Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

-----------------
About Us

     We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment objectives are summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment objectives.
--------------------------------------------------------------------------------

--------------------------
Investment Options

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

     You can choose among 32 variable investment options and two-fixed rate options.

--------------------------------------------------------------------------------
The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

     For detailed information about any investment portfolio, including its expenses and performance history, refer to the prospectus for that investment portfolio.
--------------------------------------------------------------------------------

[_]  VARIABLE INVESTMENT OPTIONS

     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

     The Variable Account, United of Omaha Separate Account B, provides you with 32 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

------------------------------------------------------------------------------------------------------------------------------------
          Asset                             Variable Investment Options
        Category                      Under United of Omaha Separate Account B                     Objective
           (*)                               (Series Fund - Portfolio)
------------------------------------------------------------------------------------------------------------------------------------
                             Van Kampen Universal Institutional Funds, Inc. -              Long-term capital appreciation
Emerging Markets             Van Kampen UIF Emerging Markets Equity Portfolio /(6)/
Equity                     ---------------------------------------------------------------------------------------------------------
                                                      Emerging market country securities
------------------------------------------------------------------------------------------------------------------------------------
                             Deutsche Asset Management VIT Funds -                         Long-term capital appreciation
                             Scudder VIT EAFE(R) Equity Index Fund Portfolio /(11)/
                           ---------------------------------------------------------------------------------------------------------
                                        Statistically selected sample of the securities found in the EAFE(R) Index
                           ---------------------------------------------------------------------------------------------------------
                             Scudder Variable Series I Fund -                              Long-term capital appreciation
                             Scudder VS1 Global Discovery Portfolio /(8)/
                           ---------------------------------------------------------------------------------------------------------
                                                    Small companies in the U.S. or foreign markets
International Equity       ---------------------------------------------------------------------------------------------------------
                             Scudder Variable Series I Fund -                              Long-term capital appreciation
                             Scudder VS1 International Portfolio /(8)/
                           ---------------------------------------------------------------------------------------------------------
                                            Common stocks of companies which do business outside the United States
                           ---------------------------------------------------------------------------------------------------------
                             T. Rowe Price International Series, Inc. -                    Long-term capital appreciation
                             T. Rowe Price International Stock Portfolio /(9)/
                           ---------------------------------------------------------------------------------------------------------
                                                             Common stocks of foreign companies
------------------------------------------------------------------------------------------------------------------------------------
                             Pioneer Variable Contracts Trust -                            Long-term capital appreciation with
Real Estate Equity           Pioneer Real Estate Growth VCT Portfolio /(7)/                current income
                           ---------------------------------------------------------------------------------------------------------
                                        Real estate investment trusts (REITs) and other real estate industry companies
------------------------------------------------------------------------------------------------------------------------------------
                             Alger American Fund -                                         Long-term capital appreciation
                             Alger American Small Capitalization Portfolio /(1)/
                           ---------------------------------------------------------------------------------------------------------
                                    Equity securities of companies with total market capitalization of less than $1 billion
                           -------------------------------------------------------------- ------------------------------------------
                             Deutsche Asset Management VIT Funds -                         Long-term capital appreciate
Small-Cap Equity             Scudder VIT Small Cap Index Fund Portfolio /(11)/
                           ---------------------------------------------------------------------------------------------------------
                           Statistically selected sample of the securities found in the Russell 2000(R) Index
                           ---------------------------------------------------------------------------------------------------------
                             Pioneer Variable Contracts Trust                              Long-term capital appreciation
                             Pioneer Small Cap Value Fund Portfolio /(7)/
                           ---------------------------------------------------------------------------------------------------------
                                              Common stock of small companies with catalyst for growth potential
------------------------------------------------------------------------------------------------------------------------------------
                            Pioneer Variable Contracts Trust -                             Long-term capital appreciation
                            Pioneer Mid-Cap Value VCT Portfolio /(7)/
                           ---------------------------------------------------------------------------------------------------------
                                                                Currently undervalued companies
                           ---------------------------------------------------------------------------------------------------------
Mid-Cap Equity               Fidelity Variable Insurance Products Funds                    Long-term capital appreciation
                             Fidelity VIP Mid Cap Portfolio /(3)/
                           ---------------------------------------------------------------------------------------------------------
                                                                Currently undervalued companies
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth             Alger American Fund -                                         Long-term capital appreciation
Equity                       Alger American Growth Portfolio /(1)/
                           ---------------------------------------------------------------------------------------------------------
                                    Equity securities of companies with total market capitalization of more than $1 billion
                           ---------------------------------------------------------------------------------------------------------
                             Fidelity Variable Insurance Products Fund II -                Long-term capital appreciation
                             Fidelity VIP II Contrafund Portfolio /(3)/
                           ---------------------------------------------------------------------------------------------------------
                                                                Currently undervalued companies
                           ---------------------------------------------------------------------------------------------------------
                             Fidelity Variable Insurance Products Fund II -                Long-term capital appreciation with
                             Fidelity VIP II Index 500 Portfolio /(3)/                     current income
                           ---------------------------------------------------------------------------------------------------------
                                                    Stocks that comprise the Standard and Poor's 500 Index
                           ---------------------------------------------------------------------------------------------------------
                             MFS Variable Insurance Trust -                                Long-term capital appreciation
                             MFS - Emerging Growth Series Portfolio /(5)/
                           ---------------------------------------------------------------------------------------------------------
                                            Common stocks of small and medium-sized companies with growth potential
                           ---------------------------------------------------------------------------------------------------------
                               MFS Variable Insurance Trust -                              Long-term capital appreciation
                               MFS - Research Series Portfolio /(5)/
                           ---------------------------------------------------------------------------------------------------------
                                            Research analyst's recommendations for best expected capital appreciation
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Asset                             Variable Investment Options
        Category                      Under United of Omaha Separate Account B                     Objective
           (*)                               (Series Fund - Portfolio)
---------------------------------------------------------------------------------------------------------------------------------
                             Pioneer Variable Contracts Trust -                            Long-term capital appreciation
                             Pioneer Growth Shares VCT Portfolio/(7)/
                            -----------------------------------------------------------------------------------------------------
                                   Focus on secular trends, competitive strength and return on incremental invested capital
                            -----------------------------------------------------------------------------------------------------
                             T. Rowe Price Equity Series, Inc. -                           Long-term capital appreciation
                             T. Rowe Price New America Growth Portfolio/(10)/
                            -----------------------------------------------------------------------------------------------------
                                           Common stocks of U.S. companies in the service sector of the economy
---------------------------------------------------------------------------------------------------------------------------------
                               Fidelity Variable Insurance Products Fund -                 Dividend income & capital
                               Fidelity VIP Equity Income Portfolio /(3)/                  appreciation
                            -----------------------------------------------------------------------------------------------------
                                                              Income-producing equity securities
                            -----------------------------------------------------------------------------------------------------
                             MFS Variable Insurance Trust -                                Long-term capital appreciation
                             MFS - Capital Opportunities Series Portfolio /(5)/
                            -----------------------------------------------------------------------------------------------------
                                                        Common stocks of domestic and foreign companies
                            -----------------------------------------------------------------------------------------------------
                             Pioneer Variable Contracts Trust -                            Current income & long-term growth
                             Pioneer Equity-Income VCT Portfolio /(7)/
                            -----------------------------------------------------------------------------------------------------
Large-Cap Value                               Focus on large, strong companies with histories of dividend growth
Equity                      -----------------------------------------------------------------------------------------------------
                             Pioneer Variable Contracts Trust -                            Capital growth with current income
                             Pioneer Fund VCT Portfolio /(7)/
                            -----------------------------------------------------------------------------------------------------
                                                Emphasizes high-quality, value and long-term earnings potential
                            -----------------------------------------------------------------------------------------------------
                             Scudder Series I Fund -                                       Long-term capital appreciation with
                             Scudder VS1 Growth and Income Portfolio /(8)/                   current income
                            -----------------------------------------------------------------------------------------------------
                                                         Common stocks of large, established companies
                            -----------------------------------------------------------------------------------------------------
                             T. Rowe Price Equity Series, Inc. -                           Dividend income & capital appreciation
                             T. Rowe Price Equity Income Portfolio /(10)/
                            -----------------------------------------------------------------------------------------------------
                                                 Dividend-paying common stocks of established companies
---------------------------------------------------------------------------------------------------------------------------------
                               Fidelity Variable Insurance Products Fund II -              Long-term capital appreciation
                               Fidelity VIP II Asset Manager: Growth Portfolio /(3,4)/
                            -----------------------------------------------------------------------------------------------------
                                                 Domestic and foreign stocks, bonds and short-term investments
Hybrid                      -----------------------------------------------------------------------------------------------------
                             T. Rowe Price Equity Series, Inc. -                           Capital appreciation & dividend income
                             T. Rowe Price Personal Strategy Balanced Portfolio /(10)/
                            -----------------------------------------------------------------------------------------------------
                                              Diversified portfolio of stocks, bonds and money market securities
---------------------------------------------------------------------------------------------------------------------------------
International Fixed          MFS Variable Insurance Trust -                                Seeks income & capital appreciation
Income                       MFS - Strategic Income Series Portfolio /(5)/
                            -----------------------------------------------------------------------------------------------------
                                                                International government bonds
---------------------------------------------------------------------------------------------------------------------------------
                             MFS Variable Insurance Trust -                                High current income and capital
High Yield Fixed             MFS - High Income Series Portfolio /(5)/                      appreciation
Income                       -----------------------------------------------------------------------------------------------------
                                           Diversified bond portfolio, some of which may involve equity features
---------------------------------------------------------------------------------------------------------------------------------
                             Van Kampen Universal Institutional Funds, Inc. -              Above average return from a diversified
                             Van Kampen UIF Fixed Income Portfolio /(6)/                   portfolio of fixed income securities
Intermediate-Term /         -----------------------------------------------------------------------------------------------------
Long-Term Fixed                            Medium to high quality fixed income investments of intermediate maturity
Income                      -----------------------------------------------------------------------------------------------------
                             Federated Insurance Series -                                  Current income
                             Federated Fund for U.S. Gov't Securities II Portfolio /(2)/
                            -----------------------------------------------------------------------------------------------------
                                                                     U.S. Government bonds
---------------------------------------------------------------------------------------------------------------------------------
                             T. Rowe Price Fixed Income Series, Inc. -                     High level of current income consistent
Short-Term Fixed             T. Rowe Price Limited-Term Bond Portfolio /(10)/              with modest price fluctuations
Income                      -----------------------------------------------------------------------------------------------------
                                                 Short and intermediate-term investment grade debt securities
---------------------------------------------------------------------------------------------------------------------------------
                             Federated Insurance Series -                                  Current income consistent with the
                             Federated Prime Money Fund II Portfolio /(2)/                 stability of principal
Cash                        -----------------------------------------------------------------------------------------------------
                                                             High-quality money market instruments
---------------------------------------------------------------------------------------------------------------------------------

(*) Asset category designations are our own to help you gain insight into each investment portfolio's intended objectives, but do not assure that any investment portfolio will perform consistent with the categorization. Information contained in the investment portfolios' prospectuses should be read carefully before investing in any Subaccount.

--------------------------------------------------------------------------------
We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each investment portfolio's investment objective and policies and a description of risks involved in investing in each of the portfolios, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.
--------------------------------------------------------------------------------

Investment advisers of the Series Funds:

         (1)    Fred Alger Management, Inc.
         (2)    Federated Investment Management Company.
         (3)    Fidelity Management & Research Company.
         (4) Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
         (5)    MFS(TM) Investment Management.
         (6)    Morgan Stanley Asset Management Inc.
         (7)    Pioneer Investment Management, Inc.
         (8)    Scudder Kemper Investments, Inc.
         (9) T. Rowe Price-Fleming International, Inc., a joint venture between
                T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.
         (10)   T. Rowe Price Associates, Inc.
         (11)   Deutsche Asset Management, Inc.

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.

     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the Series Fund and/or any investment portfolio thereof.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and they could go down in value. Each investment portfolio operates as a separate investment portfolios, and the income or losses of one investment portfolio generally have no effect on the investment performance of any other investment portfolio. Complete descriptions of each investment portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the investment portfolios which accompany this Prospectus. Read these prospectuses carefully before you choose an investment portfolio.

Adding, Deleting, or Substituting Variable Investment Options

     We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     New investment portfolios may be added, or existing investment portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II portfolio.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[_]  FIXED RATE OPTIONS (not available in Puerto Rico)

--------------------------------------------------------------------------------
The actual net effective minimum interest rate, after deduction of the risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter (except in Maryland, where the minimum net rates will yield -0.70% per year for the first ten Policy Years and -0.55% per year thereafter for Accumulation Value of $25,000 or less).

--------------------------------------------------------------------------------
     There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for Policies issued in Maryland) before deduction of the risk charge. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not credit more interest than will yield 4.0% per year (or more than 0.0% in Maryland) for the life of the Policy. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

Systematic Transfer Account (may not be available in all states)

--------------------------------------------------------------------------------
All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.
--------------------------------------------------------------------------------

     The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.5%. No additional funds may be allocated to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy Application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 13 months. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into the systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

Fixed Account and Systematic Transfer Account

--------------------------------------------------------------------------------
We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.

--------------------------------------------------------------------------------

     The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

     We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4%, compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

          We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

     1. the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less

     2. that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less

     3. any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less

     4. any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a Loan Account, plus

     5.   interest at the guaranteed minimum interest rate, and plus

     6. excess interest (if any) credited to amounts in the fixed account or systematic transfer account.


[_]  TRANSFERS

     The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to examine" period, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

Transfer Rules:

     . We must receive notice of the transfer --- either Written Notice or an authorized telephone transaction.
     . The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
     . The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will allow no more than 24 transfers in any Policy Year.
     .    A transfer from the fixed account:
          - may be made only once each Policy Year (unless the dollar cost averaging program is elected);
          - is free;
          - may be delayed up to six months (30 days in West Virginia);
          - does not count toward the 12 free transfer limit; and
          - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.
     . We reserve the right to limit transfers, or to modify transfer privileges into any Subaccount and we reserve the right to change the transfer rules at any time.
     . Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.
     . If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
     . Transfers result in the cancellation of accumulation units in the Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.
     . We specifically reserve the right to disallow transfers into any Subaccount, if, in our judgment, the transfer is made for "market timing" purposes.
     . We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

Third-party Transfers:

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.

[_]  DOLLAR COST AVERAGING

-------------------------------------------------------------------------------
The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.
--------------------------------------------------------------------------------
    Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

Dollar Cost Averaging Rules:

     .    The dollar cost averaging program is free.
     . We must receive notice of your election and any changed instruction --- either Written Notice or an authorized telephone transaction.
     . Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
     . There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
     . Amount of each transfer must be at least $100, and must be $50 per Subaccount.
     . If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     . Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     . You may specify that transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
     . You can limit the number of transfers to be made, in which case the program will end when that number has been made, as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.

[_]  SYSTEMATIC TRANSFER ENROLLMENT
     PROGRAM ("STEP program") (not available in Puerto Rico)

--------------------------------------------------------------------------------
You cannot transfer amounts from the STEP account to the fixed account.
--------------------------------------------------------------------------------

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within a 13-month period. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

STEP Program Rules:

     .    The STEP program is free.
     . Must have at least $5,000 in the systematic transfer account to begin the program.
     . Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
     .    Transfers must be at least $50 per Subaccount.
     . No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code
          Section 1035 exchange or for an IRA rollover or transfer.
     . Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
     .    Cannot begin before the end of the Policy's "right to examine" period.
     . You may specify that transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.

    .   No transfers may be made into the systematic transfer account.
    . No portion of any loan repayment will be allocated to the systematic transfer account.
    . All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
    . The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[_] ASSET ALLOCATION PROGRAM

--------------------------------------------------------------------------------
The asset allocation program does not protect against a loss, and might not achieve your goal.
--------------------------------------------------------------------------------

    The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

Asset Allocation Program Rules:

    .   The asset allocation program is free.
    . You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
    . Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.
    . You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.
    . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
    . The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.
    . The investment portfolios that are included in a model may change from period to period. Your election to use a model will remain in effect, without regard to changes in the investment portfolios in that model, unless you provide us with changed instructions.

    The asset allocation program does not protect against a loss, and may not achieve your goal.

------------------------------------------------------------------------------------------------------------------
                                                 ASSET ALLOCATION MODELS
                                                   CURRENT ALLOCATIONS*
------------------------------------------------------------------------------------------------------------------
                                           Principal       Portfolio       Income        Capital        Equity
                                           Conserver       Protector       Builder     Accumulator     Maximizer
                       Portfolio        (conservative)    (moderately    (moderate)    (moderately   (aggressive)
                                               %        conservative) %       %       aggressive) %        %
------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Index 500                     20              15             15             15             15
MFS Capital Opportunities Series               0               5             10             15             20
Pioneer Mid-Cap Value VCT                      0               5             10             15             20
T. Rowe Price Equity Income                    0               5             10             15             20
T. Rowe Price International Stock              0              10             15             15             20
T. Rowe Price Limited-Term Bond               50              30              0              0              0
Van Kampen UIF Emerging Markets Equity         0               0              0              5              5
Van Kampen UIF Fixed Income                   30              30             40             20              0
------------------------------------------------------------------------------------------------------------------
                   *  We expect to change model allocations and/or to substitute investment portfolio options therein in future prospectuses. Amounts you allocate to a model portfolio will be invested pursuant to the then current portfolio allocations for that model.
------------------------------------------------------------------------------------------------------------------

     We use Callan Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.

[_] REBALANCING PROGRAM

    The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Rebalancing Program Rules:

    .   The rebalancing program is free.
    . You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must be by Written Notice.
    . You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.
    .   You may have rebalancing occur quarterly, semi-annually or annually.
    . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

    The rebalancing program does not protect against a loss and may not achieve your investment goals.

---------------------------
Important Policy Provisions

     The Ultra Variable Life Policy is a flexible premium variable life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed rate options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

[_] POLICY APPLICATION AND ISSUANCE

--------------------------------------------------------------------------------
Replacing existing life insurance is not always your best choice. Evaluate any replacement carefully.
--------------------------------------------------------------------------------
     To purchase a Policy, you must submit an application and provide evidence of the proposed insured's insurability. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium on the date the Policy is issued. All premiums are allocated to the Federated Prime Money Fund II portfolio until the end of the "right to examine" period, and only then to your selected investment allocations. If a Policy is not issued, all premiums received will be returned. If all requirements for a valid policy are satisfied, including payment of required premiums, the Policy will be effective as of the issue date.

Application in Good Order

     All application questions must be answered, but particularly note these requirements:

     - Your full name, Social Security number, and date of birth must be included.
     - The Beneficiary's full name, Social Security number, and other information must be included.
     - Your premium allocations must be completed, be in whole percentages, and total 100%.
     - Planned first year payment must meet minimum initial premium requirements.
     -  Your signature and your agent's signature must be on the application.
     -  City, state, and date application was signed must be completed.
     - You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we deem relevant).
     - Your agent must be both properly licensed and appointed with us and be a licensed securities salesperson.

Premium Payments

     Your premium checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any premium until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. We reserve the right to change the following premium payment requirements.

Initial Premium Payment:
     - Must be enough to purchase $100,000 of insurance coverage, or a greater specified amount of insurance coverage.
     - The net premium is invested in the Federated Prime Money Fund II until the end of the "right to examine" period.

Additional Premium Payments:
     - Additional premiums can only be paid until the insured's age 100 (except as may be required in a grace period). If a premium increases the specified amount of insurance coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.
     - Must be at least enough to maintain the specified amount of insurance coverage you purchased.

     - Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all planned premiums in full and on time. However, there may be a "no-lapse" period, described below.
     - If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.
     - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
         We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

[_]  ACCUMULATION VALUE

     On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

     (a) the total of the values in each Subaccount; plus
     (b) the accumulation value of the fixed account; plus
     (c) the accumulation value of the systematic transfer account; plus
     (d) the accumulation value of any Loan Account; less
     (e) the Monthly Deduction for the current month.

     On any date other than the date of a Monthly Deduction the Accumulation Value equals:

     (a) the totals of the values in each Subaccount on the date of calculation; plus
     (b) the accumulation value of the Loan Account on the date of calculation; plus
     (c) the accumulation value of the systematic transfer account on the date of calculation; plus
     (d) the accumulation value of the fixed account on the date of calculation.

     The value for each Subaccount equals:

     (a) the current number of accumulation units for that Subaccount; multiplied by
     (b) the current accumulation unit value.

     Each net premium, Monthly Deduction, transfer, loan and loan repayment, and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The accumulation unit value of any Subaccount may increase or decrease from one Business Day to the next to reflect the investment performance of the corresponding investment portfolio.

     The SAI contains more details regarding the calculation of the accumulation unit value. The SAI also describes the calculation of the Accumulation Value for the fixed account and the systematic transfer account.

     The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

[_]  LAPSE AND GRACE PERIOD

Lapse

     Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all planned premiums on time.

         No Policy Loan exists:
     The Policy will lapse if, on the date of a Monthly Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

         A Policy Loan exists:
     The Policy will lapse on the date of a Monthly Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and any loan interest due, and a grace period expires without a sufficient premium payment.

              A lapse of the Policy may result in adverse tax consequences.

     No-Lapse Period

         The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements and the following rules:

         -   The Policy has never been reinstated;
         - There is no additional insured term insurance rider covering the insured attached to the Policy;
         - There is both a minimum No-Lapse Period and a lifetime No-Lapse Period, and they have different minimum monthly premium requirements that must be met in order for the No-Lapse Period guaranty to apply. The respective (minimum or lifetime) monthly premium requirement is met on the date of any Monthly Deduction when the total premiums paid since the Policy's date of issue, less any partial withdrawals, accumulated at 4% interest, less any outstanding Policy loan, equals or exceeds the required monthly premium, accumulated at 4% interest. (The minimum and lifetime required monthly premiums and No-Lapse Periods are shown on the Policy's data pages.)
         - The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

     Grace Period

         Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

         - We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
         -   If the necessary additional premium payment is not received, the
             Policy terminates as of the first day of the grace period.
         -   Payment received during a grace period is first applied to repay
             Policy loans and interest on those loans, before the remaining amount is applied as additional premium to keep the Policy in force, unless otherwise specified.
             Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and partial withdrawals.
         - If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

     [_] CONTINUATION OF INSURANCE

         If no additional premiums are paid, the Policy will continue as follows:

             (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy;
             (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy; or
             (c)  until the maturity date

         whichever occurs first.

         We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the insured is then living and coverage beyond maturity is not elected.

[_]  MATURITY DATE

     The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if: (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the lapse and grace period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

[_]  PAID-UP LIFE INSURANCE (where a Policy loan exists)

     You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. This rider is not available in New Jersey or Florida, and may not be available in other states. In addition, this rider is not available for Policies issued before May 1, 1999. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to elect this Policy rider that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

     - The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.
     - The Policy loan balance must exceed the specified amount of insurance coverage.
     - Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.
     - Any additional insured term riders attached to your Policy must be removed.
     - After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option. In Maryland, the Monthly Deductions will be zero after exercise of this rider.
     - After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

     The amount of paid-up life insurance provided by this provision equals the Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

     (a) the current specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the insured's attained age; or
     (c) the Policy's loan balance on the date of death, plus the corridor amount for the insured's attained age.

     The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

     We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.

[_]  REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient premium payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

     -    written application signed by you and the insured;
     -    evidence of the insured's insurability satisfactory to us;
     -    enough payment to continue this Policy in force for three months; and
     - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

     The effective date of reinstatement will be the date we approve the application for reinstatement.

     The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

     Any prior no-lapse period is no longer in effect after the Policy has been reinstated.

[_]  COVERAGE BEYOND MATURITY

     At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

--------------------------------------------------------------------------------
The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax adviser.
--------------------------------------------------------------------------------

     - We will maintain your allocation of Accumulation Value to the Subaccounts and the fixed account according to your instructions.
     -   The cost of insurance charge will be zero.
     -   The risk charge will be zero.
     -   The administrative charge will be zero.
     -   The corridor percentage will be fixed at 101%.
     -   The death benefit option will be Option 1.
     - Any riders (except the paid-up life insurance rider) attached to the Policy that are then in force will terminate.
     - The insured's date of death will be considered the Policy's maturity date.
     -   You cannot pay any more premiums.
     - All other rights and benefits as described in the Policy will be available during the insured's lifetime.
     - The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date, even if the Policy has no Cash Surrender Value.
     - Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

     The tax consequences associated with extending coverage beyond maturity are unclear. A tax adviser should be consulted before making such an election.

[_]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

     We reserve the right to delay payments of loans, partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your premium payments have been honored by your bank.

---------
Expenses

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each investment portfolio prospectus.

[_]  DEDUCTIONS FROM PREMIUM

Tax Charge  -  3.75% of each premium payment

     Many states and municipalities impose a premium tax on us, ranging from 0.75% to 5.0%. We also incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. (In Oregon, this deduction does not include state and municipality premium tax expenses.) Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

Premium Processing Charge  -  $2 per payment

     We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

[_]  MONTHLY DEDUCTION

     We deduct a Monthly Deduction from the Policy's Accumulation Value on the date of issue and on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the cost of insurance charge; (2) the risk charge; (3) the administrative charge; and (4) the cost of riders.

     Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflect charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in the cancellation of accumulation units in the Subaccounts and the fixed account. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100th birthday if coverage beyond maturity is elected.

Cost of Insurance Charge

         The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex (except in Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. Based on our underwriting, you will be placed in the following underwriting categories (from highest cost of insurance charge to lowest): substandard, standard, preferred and preferred plus. Also, tobacco users will pay higher cost of insurance charges in each of the classes except for preferred plus which does not include tobacco users. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge.

     The cost of insurance each month equals:

     -   The Net Amount at Risk for the month; multiplied by
     - The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the specified amount of insurance coverage; divided by
     -   $1,000.

     The Net Amount at Risk in any month equals:

     -   The death benefit; less
     - The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

Risk Charge

     The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period -- and also compensates us for our expenses incurred to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge currently is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000. We can increase the risk charge after Policy Year 10 but it will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which we may increase to a maximum charge of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

Administrative Charge - $7 Per Month

     The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

Cost of Riders Charge (riders may not be available in all states)

The following Policy riders are available for the cost detailed below.

Additional Insured Rider. This rider provides term insurance, for the primary insured at a cost equal to the amount of insurance coverage provided by the rider, multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. The amount of the insurance coverage provided by the rider cannot exceed two times the base Policy's specified amount of insurance coverage. This charge is based on the primary insured's issue age, sex (except in Montana), and risk and rate class. The charge for this rider increases on an annual basis.

Accidental Death Benefit Rider. This rider provides additional coverage in the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

Disability Rider. This rider provides a benefit in the event of disability of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.

Paid-Up Life Insurance Rider. This rider guarantees that your Policy will remain in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)

Waiver of Surrender Charge Rider.  No cost.

Accelerated Death Benefit Rider. This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000, for the primary insured with satisfactory evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). There is no premium or cost of insurance charge for this rider, but upon exercise of this rider you in affect forfeit 6% of the Policy's death benefit (12% in Washington and 4% in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the base Policy will terminate.

[_]  TRANSFER CHARGE - $10 (FIRST 12 ARE FREE)

     The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. There is no fee for transfers from the fixed account but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program).

Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.

[_] SURRENDER CHARGE (also APPLIES TO DECREASES IN SPECIFIED AMOUNT OF INSURANCE COVERAGE)

     Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex (except in Montana), risk and rate class, the length of time your Policy has been in force and the specified amount of insurance coverage. For example, for a male age 35 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $13.00 for each $1,000.00 of specified amount of insurance coverage in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter. Your specific charge is specified in your Policy data pages.

     The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

Surrender Charge Waivers (not available in all states)

     We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state. ("You" and "your" refer to the Policy owner, not the insured if different).

Hospital and Nursing Home Waiver:
     Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if any Owner is confined to a nursing home or hospital facility on the date of issue (except in Pennsylvania). We will not accept any additional premiums under your Policy once you elect this waiver.

Disability Waiver:
     Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

     The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue (except in certain states) or is age 65 or older on the date of withdrawal.

Terminal Illness Waiver (Limited Life Expectancy Waiver in Pennsylvania:
     Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Washington). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

     The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue (except in certain states).

Unemployment Waiver:
     Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

Transplant Waiver:
     Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

Residence Damage Waiver:
     Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted with 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

Death of Spouse or Minor Dependent Waiver:
     Partial withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.

[_]  SERIES FUND CHARGES; INVESTMENT ADVISORY FEES

     Each investment portfolio of the Series Fund is responsible for its own expenses. The net asset value per share for each investment portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

--------------------
Policy Distributions

     The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

[_]  POLICY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                     Amount You Can Borrow                                               Loan Interest Rate
----------------------------------------------------------------------------------------------------------------------------------
Standard Policy Loan. After the first Policy Year (at any time          Standard Policy Loan. Net annual loan interest rate of
--------------------                                                    --------------------
in Indiana), you may borrow up to 100% of the Cash Surrender Value,     2%: we charge an interest rate in advance with a 6%
less loan interest to the end of the Policy Year, and less a            effective annual yield, but we also credit an interest
Monthly Deduction that is sufficient to continue the Policy in force    rate with an effective annual yield of 4% to any amounts
for at least one month.                                                 in the Loan Account.
----------------------------------------------------------------------------------------------------------------------------------
Preferred Policy Loan. Available beginning in the 10/th/ Policy Year.   Preferred Policy Loan. Net annual loan interest rate of
---------------------                                                   ---------------------
Any loan outstanding at the beginning of the 10/th/ Policy Year         0%: we charge an interest rate in advance with a 6%
will become a preferred Policy loan from that point forward.            effective annual yield, but we also credit an interest
                                                                        rate with an effective annual yield of 6% to any amounts
                                                                        in the Loan Account.
----------------------------------------------------------------------------------------------------------------------------------

    We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect. You may wish to consult your tax adviser before taking a preferred
                                  Policy loan.
--------------------------------------------------------------------------------

Loan Rules:

..    The Policy must be assigned to us as sole security for the loan.
..    We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in the cancellation of accumulation units.
..    Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.
..    All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
..    The death benefit proceeds will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
..    We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.

--------------------------------------------------------------------------------
For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the state in which the Policy was delivered. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.
--------------------------------------------------------------------------------
[_]  SURRENDER

     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

Surrender Rules:

     . The Policy must be returned to us to receive the Cash Surrender Value. . A surrender charge may apply.
     . The maximum applicable Surrender Charge is described in your Policy and the Expenses section of this Prospectus.
     .  Surrenders may have tax consequences. See "Federal Tax Matters".
     . We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

[_]  PARTIAL WITHDRAWALS

     After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus) unless one of the surrender charge waiver provisions is applicable.

If Death Benefit Option 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by (a) the amount of the withdrawal, plus (b) the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the new specified amount of insurance coverage after the withdrawal.

If Death Benefit Option 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount of insurance coverage will not change).

Partial Withdrawal Rules:

..    The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.
..    Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.
..    Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.
..    We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months (30 days in West Virginia) from the date we receive your request.
..    Partial withdrawals may change the minimum and target monthly premium requirements applicable to the No-Lapse Period provision.
..    Partial withdrawals may have tax consequences.

[_]  DEATH BENEFIT

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

Death Benefit Options

     You have a choice of one of two death benefit options. Option 1 is in effect unless you elect option 2.

Death Benefit Option 1:
The death benefit is the greater of:
     (a) the specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death plus the corridor amount.
The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:
The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:
     (a) the specified amount of insurance coverage on the date of death; or
     (b) the corridor amount.
The death benefit amount will always vary as the Accumulation Value goes up or down each day.

     The corridor amount equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

         -----------------------------------------------------------------------
           Attained    Corridor    Attained   Corridor    Attained    Corridor
             Age      Percentage     Age     Percentage     Age      Percentage
             0-40        150%         54        57%          68         17%
              41         143%         55        50%          69         16%
              42         136%         56        46%          70         15%
              43         129%         57        42%          71         13%
              44         122%         58        38%          72         11%
              45         115%         59        34%          73          9%
              46         109%         60        30%          74          7%
              47         103%         61        28%        75-90         5%
              48          97%         62        26%          91          4%
              49          91%         63        24%          92          3%
              50          85%         64        22%          93          2%
              51          78%         65        20%          94          1%
              52          71%         66        19%        95-100        0%
              53          64%         67        18%         100+         1%
         -----------------------------------------------------------------------

     After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount of insurance coverage to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount of insurance coverage is subject to a surrender charge. Changes in the death benefit option may have tax consequences.

Rules for Changing the Death Benefit Option:

     . A change in death benefit option takes effect on the date the Monthly Deduction is assessed after we receive your Written Notice to change.
     . After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the new specified amount of insurance coverage.
     . A change in the current specified amount of insurance coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

Change in Specified Amount of Insurance Coverage

     After the first Policy Year, you may change the specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the new specified amount of insurance coverage after the change. Changes to the specified amount of insurance coverage may have tax consequences.

Rules for Changing Specified Amount of Insurance Coverage:

..    An increase in the specified amount of insurance coverage requires a new application and evidence of insurability satisfactory to us.
..    No increases after attaining age 90.
..    A decrease in the specified amount of insurance coverage is subject to a surrender charge on the amount of the decrease.
..    A decrease is only allowed to the extent the specified amount of insurance coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.
..    A change in the current specified amount of insurance coverage will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

[_]  PAYMENT OF PROCEEDS

     You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. (In Maryland only fixed payout options are available.) If a payout option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum. The payout options are described in the SAI.

[_]  LUMP SUM PAYMENT

     In most cases, when a death benefit is paid in a lump sum, we will pay the death benefit by establishing an interest bearing account, called the "TABS Access Account", for the beneficiary, in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The TABS Access Account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the TABS Access Account.

--------------------------------------
Federal Tax Matters

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

[_]  LIFE INSURANCE QUALIFICATION

--------------------------------------------------------------------------------
Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.
--------------------------------------------------------------------------------

     The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     . the death benefit should be fully excludable from the Beneficiary's gross income; and
     . you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

--------------------------------------------------------------------------------
This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.
--------------------------------------------------------------------------------

     Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

     A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

[_] TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

    Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the investment in the Policy (see box below), the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.
    ----------------------------------------------------------------------------

    "Investment in the Policy" means:
    . the aggregate amount of any premium payments or other consideration paid for the Policy, minus
    . the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
    . the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

    ----------------------------------------------------------------------------

    Distributions other than Death Benefits from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions other than death benefits, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.
    (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
    (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

    Distributions other than Death Benefits from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

    Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

    Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

[_] OTHER POLICY OWNER TAX MATTERS

    Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

    Interest Paid on Policy loans generally is not tax deductible.

    Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

     Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     Paid-Up Life Insurance Rider. The tax consequences associated with the paid-up life insurance rider are unclear. You should consult a qualified tax adviser about the tax consequences of electing this Policy rider.

     The Policy may continue after the insured attains age 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax adviser should be consulted on this issue.

     Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

     Diversification requirements. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

     Owner control. In certain circumstances, your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners were not owners of variable account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

     Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

     Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Tax Shelter Regulations. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     Possible tax law changes. There is always a possibility that the tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

     No Guarantees Regarding Tax Treatment. We cannot guaranty the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

---------------------------
Miscellaneous

[_]  TELEPHONE TRANSACTIONS

Telephone Transactions Permitted:

..    Transfers.
..    Partial withdrawals or loans of $10,000 or
     less by you (may be restricted in community
     property states).
..    Change of premium allocations.

Telephone Transaction Rules:

..    Only you may elect. Do so on the Policy application or by prior
     Written Notice to us.
..    Must be received by close of the New York Stock Exchange ("NYSE")
     (usually 3 p.m. Central Time); if later, the transaction will be processed the next Business Day.
..    Will be recorded for your protection.
..    For security, you must provide your Social Security number and/or other identification information.
..    May be discontinued at any time as to some or all Owners.
..    For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

     We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[_]  DISTRIBUTION OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 115% of target premium for the first Policy Year and up to 5% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.

     The aggregate dollar amount of underwriting commissions paid to, and retained by, MOIS for each of the last three years was $____________ for 2000, $______________ for 2001, and $_____________ for 2002.

[_]  LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

[_]  FINANCIAL STATEMENTS

     Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write us at our administrative office.

[_]  USA PATRIOT ACT NOTICE

     The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

[_]  PRIVACY NOTICE

     We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the succeeding four pages.

                                 MUTUAL OF OMAHA
                       PRIVACY NOTICE-PERSONAL INFORMATION

--------------------------------------------------------------------------------

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies. The companies include:
..    Mutual of Omaha Insurance Company
..    Mutual of Omaha Investor Services, Inc.
..    Mutual of Omaha Marketing Corporation
..    United of Omaha Life Insurance Company
..    United World Life Insurance Company
..    Companion Life Insurance Company
..    Exclusive Healthcare, Inc.
..    Omaha Property and Casualty Insurance Company
..    Mutual of Omaha Structured Settlement Company, Inc.
..    Mutual of Omaha Structured Settlement Company of
     New York, Inc.

This Notice applies to our current as well as former customers regardless of their state of residency unless otherwise specifically indicated in this Notice.

                        Why You Are Receiving This Notice

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us.

Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              Personal Information

Personal Information means information that we collect about you such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             Information We Collect

In the normal course of business we may collect Personal Information about you from:
..    Applications or other forms we receive from you.
..    Your transactions with us, such as your payment history.
..    Your transactions with other companies.
..    Mutual of Omaha websites (such as that provided through online forms, site visitor data and online information collecting devices known as "cookies").
..    Other sources (such as motor vehicle reports, government agencies and medical information bureaus).
..    Consumer-reporting agencies.

                            Your Personal Information

Sharing Within Mutual of Omaha

The law allows us to share much of your Personal Information among the Mutual of Omaha companies for many uses including the marketing of our own products. We may do so without your prior authorization, and the law does not allow you to restrict the sharing. The type of information we share could include:
..    Your name.
..    Your income.
..    Your Social Security number.
..    Other identifying information you give us.
..    Your transactions with us, such as your payment history.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                               YOUR PRIVACY CHOICE

Note: If you have already instructed us to not share your Personal Information or information about your creditworthiness, it is not necessary to respond again. Your request will remain on file with us until you request a change.

--------------------------------------------------------------------------------

Sharing With Third Parties: For All Customers Except Residents of Minnesota, New Mexico and Vermont

If you are a resident of any state except Minnesota, New Mexico or Vermont, we may share your Personal Information with third parties outside the Mutual of Omaha companies, such as banks and credit card companies. We do so to inform you about other products or services we or other companies offer that may interest you. We may also share your Personal Information with third parties that we contract with to perform functions on our behalf.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              Your Right to Choose

If you are a resident of any state except Minnesota, New Mexico and Vermont, you have the right to tell us to not share your Personal Information with third parties outside the Mutual of Omaha companies. Even if you tell us to not share your Personal Information with third parties, we may still disclose your Personal Information for those purposes that are required or permitted by law. For example:
  .  To respond to a judicial process or government regulatory authority.
  .  To process an insurance product or service that you request.
  .  To maintain or service your account, such as paying a claim.
  . To allow third parties with whom we have contracted to perform insurance functions on our behalf.

If you tell us to not share your Personal Information with third parties outside Mutual of Omaha, that instruction will apply to all the products you have with Mutual of Omaha. If there are multiple owners of any insurance product or service, any one of you may request that we not share information on behalf of yourself and the other owners.

We will honor your instructions for as long as you are our customer and for as long thereafter as we keep information about you.

If you wish to tell us to not share your Personal Information with third parties outside Mutual of Omaha, please tell us by telephone at 1-800-522-6912.

Sharing With Third Parties: For Customers Who Are Residents of Minnesota, New Mexico and Vermont

If you are a resident of Minnesota, New Mexico or Vermont, the laws of these states prevent us from sharing Personal Information about you with third parties outside the Mutual of Omaha companies. Unless you authorize us to do so, we may not share certain of your Personal Information with third parties. Since the Mutual of Omaha companies do not share such information with third parties, we are not requesting your authorization.

Vermont law also requires us to inform our customers residing in Vermont of the methods by which you may exercise your right to authorize us to share your Personal Information with third parties. At such time as we might request your authorization, we will inform you of those methods.

However, even without your authorization, we may share your Personal Information with third parties in those circumstances where sharing is permitted or required by law.
For example:
  .  To respond to a judicial process or government regulatory authority.
  .  To process an insurance product or service that you request.
  .  To maintain or service your account, such as paying a claim.
  . To allow third parties with whom we have contracted to perform insurance functions on our behalf.

We do not sell names or other information about our Minnesota, New Mexico and Vermont customers to third parties for marketing purposes.

We do not share the medical information of our Minnesota, New Mexico or Vermont customers except to the extent we are required or permitted to under federal or state law.

Sharing of Certain Information About Your Creditworthiness: For All Customers Except Residents of Vermont

If you are a resident of any state except Vermont, we may share certain information about your creditworthiness among the Mutual of Omaha companies. We do so to make it easier to do business with us. It also lets us better match our products and services with your needs. For example, one of our insurance companies may share information with another of our insurance companies. Creditworthiness includes:
  .  Your marital status.
  .  Your income.
  .  Your employment history.
  .  Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

If you prefer us to not share this information, please tell us by telephone at 1-800-522-6912.

Sharing of Certain Information About Your Creditworthiness: For Customers Who Are Residents of Vermont

If you are a resident of Vermont and you have given us your written consent, we may share information about your creditworthiness among the Mutual of Omaha companies. We do so to simplify doing business with us and to better match our products and services to your needs. Creditworthiness includes:
  .      Your marital status.
  .      Your income.
  .      Your employment history.
  .      Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services. We customarily request your written consent to the sharing of this information among our family of companies when you complete an application for one of our products or services. We will not share information about your creditworthiness without your prior written consent.

                         How We Protect Your Information

We restrict access to your Personal Information. It is given only to the employees of Mutual of Omaha and others who need to know the information to provide our insurance or financial services to you.

We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.


                                 MUTUAL OF OMAHA
                            MONTANA PRIVACY ADDENDUM

The following additional information applies to residents of Montana.

                INFORMATION FROM INSURANCE-SUPPORT ORGANIZATIONS

     Like most insurance companies, the Mutual of Omaha family of companies obtains personal information about applicants and policyholders from other organizations which are referred to as "insurance-support organizations".

These organizations furnish personal information about applicants and policyholders for use in a number of insurance transactions, such as underwriting and claims activity. These organizations may retain Personal Information about you and provide it to other persons or other companies.

                          YOUR RIGHTS UNDER MONTANA LAW

Under Montana law, you have the following rights regarding your Personal
Information:

Your Rights to Access Your Personal Information. Under Montana law, you have the right to access and obtain a copy of personal information which we have recorded about you. To exercise the right, you should:

      . Properly identify yourself with your full name and policy and/or account numbers.
      .   Submit a written request to us for your personal information.
      .   Generally describe the personal information you are requesting.

Within 30 days after the receipt of your request, we will inform you of the nature and substance of the personal information we have recorded about you. We may do so in writing, by telephone or other oral communication.

We will also provide a copy of your personal information to you within 30 days after the receipt of your request, as long as the information is reasonably locatable and retrievable by us.

We will also disclose to you the identity, if it was recorded, of those persons to whom we have disclosed your personal information in the 24-month period preceding the date of your request. In the unlikely event that the identity of the person to whom your personal information was disclosed was not recorded, we will provide you with a description of the types of persons to whom we normally disclose the type of personal information involved in your request.

We may charge you a nominal fee to provide you with copies of requested personal information. The fee will be calculated to allow us to recover our costs of providing the information to you.

Your Rights to Correct Your Personal Information. Montana law also gives you the right to correct, amend or delete personal information we may have recorded about you.

We will have 30 days after the receipt of such a request from you to act on it. Within that time, we will either take the action you request or notify you that we cannot do so. If we notify you that we cannot do so, we will:

     . Notify you in writing of our refusal to make the correction, amendment or deletion.
     .    Give you the reasons for our refusal.
     . Inform you of your right to file a statement with the Montana Commissioner of Insurance about your disagreement with our action.

Disclosures of Your Medical Information. We are legally entitled in a limited number of circumstances to disclose medical information we may have about you. Under Montana law and upon written request to us, you are entitled to receive a record of disclosures of your medical records which we may make about you. If we do receive such a request from you, we will give you:

     . The name, address and institutional affiliation, if any, of each person receiving your medical information during the prior 3 years.
     .    The date the person examined or received your medical information.
     . A description of the information disclosed, unless it would not be practical to provide such a description.

How to Exercise Your Rights. If you wish to exercise any of your rights under Montana law as provided for in this notice, please write to us at:

                    Mutual of Omaha
                    Attn. Privacy Notice
                    Mutual of Omaha Plaza
                    Omaha, NE  68175-0001

When you write to us, please provide us with your full name, complete address and your policy and/or account numbers.


This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that is not in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

       This Prospectus generally describes only the variable investment options, except when the fixed rate options are specifically mentioned.

--------------------------------------------------------------------------------
DO YOU HAVE QUESTIONS?

If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at:
United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.
--------------------------------------------------------------------------------

----------------------
Definitions

Accumulation Value is the dollar value of amounts accumulated under the Policy (in both the variable investment options and the fixed rate options).

Allocation Date is the first Business Day following the completion of your "right to examine" period.

Beneficiary is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

Monthly Deduction is a monthly charge that includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

Net Amount at Risk means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

No-Lapse Period is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

Owner is you --- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra Variable Life Policy, a flexible premium variable life insurance policy offered by us through this Prospectus.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of the Policy.

SAI - Is the statement of additional information that is available free upon request (see cover page). It contains financial statements and other information about Us and the Policy.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, United of Omaha is United of Omaha Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account is United of Omaha Separate Account B, a separate account maintained by us.

Written Notice is written notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430.

You, Yours is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

                       STATEMENT OF ADDITIONAL INFORMATION


               ---------------------------------------------------------------------------------
               CONTENTS                                                                 Page(s)
               ---------------------------------------------------------------------------------
               ADDITIONAL POLICY INFORMATION
                    The Policy                                                            3
                    Misstatement of Age or Sex                                            3
                    Suicide                                                               3
                    Incontestability                                                      3
                    Minor Owner or Beneficiary                                            3
                    Sales to Employees                                                    3
               ---------------------------------------------------------------------------------
               ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE            4 - 5
               ---------------------------------------------------------------------------------
               PAYMENT OF PROCEEDS
                    Payout Options                                                        5
                    Rules for Payment of Proceeds                                         6
                    Transfers Between Fixed and Variable Payout Options                   6
               ---------------------------------------------------------------------------------
               MISCELLANEOUS
                    Voting Rights                                                         7
                    Distribution of Materials                                             7
                    State Regulation                                                      7
                    Reports to You                                                        7
               ---------------------------------------------------------------------------------
               ILLUSTRATIONS                                                            8 - 9
               ---------------------------------------------------------------------------------
               FINANCIAL STATEMENTS                                                      F-1
                    Index to Financial Statements                                        F-1
               ---------------------------------------------------------------------------------

[Outside back cover page]

The Statement of Additional Information contains additional information about the Variable Account and United of Omaha Life Insurance Company. To learn more about the Policy, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy please call 1-800-238-9354 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. Information about us and the Policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-08336.

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

                            Variable Product Services
                                  P.O. Box 8430
                           Omaha, Nebraska 68103-9354

                            Telephone: (800) 238-9354

                       STATEMENT OF ADDITIONAL INFORMATION
           Individual Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding ULTRA VARIABLE LIFE, an individual flexible premium variable life insurance policy (the "Policy") offered by United of Omaha Life Insurance Company ("United of Omaha"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 (the "Prospectus") and the prospectuses for the investment portfolios. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Terms used in the Prospectus are incorporated in this SAI.

      The date of this Statement of Additional Information is May 1, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION

    ----------------------------------------------------------------------------
    CONTENTS                                                           Page(s)
    ----------------------------------------------------------------------------
    ADDITIONAL POLICY INFORMATION
         The Policy                                                       3
         Misstatement of Age or Sex                                       3
         Suicide                                                          3
         Incontestability                                                 3
         Minor Owner or Beneficiary                                       3
         Sales to Employees                                               3
    ----------------------------------------------------------------------------
    ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE       4 - 5
    ----------------------------------------------------------------------------
    PAYMENT OF PROCEEDS
         Payout Options                                                   5
         Rules for Payment of Proceeds                                    6
         Transfers Between Fixed and Variable Payout Options              6
    ----------------------------------------------------------------------------
    MISCELLANEOUS
         Voting Rights                                                    7
         Distribution of Materials                                        7
         State Regulation                                                 7
         Reports to You                                                   7
    ----------------------------------------------------------------------------
    ILLUSTRATIONS                                                       8 - 9

    ----------------------------------------------------------------------------
    FINANCIAL STATEMENTS                                                 F-1
         Index to Financial Statements                                   F-1
    ----------------------------------------------------------------------------

-----------------------------
Additional Policy Information

[_] THE POLICY

         The entire contract is made up of the Policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the Policy.

[_] MISSTATEMENT OF AGE OR SEX

         If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

[_] SUICIDE

         We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

         We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid for the increase less any loans and partial withdrawals since the date of the increase.

[_] INCONTESTABILITY

         We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

         We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

[_] MINOR OWNER OR BENEFICIARY

         A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

[_] SALES TO EMPLOYEES

         Certain distribution costs may be waived for sales to employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees and/or waive certain charges to the extent of the distribution or other costs that are waived.

------------------------------------------
Additional Information on Determination of
Accumulation Value

     The accumulation unit value for a Subaccount on any Business Day is calculated as follows:

     (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
     (b) the total number of accumulation units held in the Subaccount on the Business Day, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

     (a)  the accumulation value as of the date of the last Monthly Deduction;
          plus
     (b) any net premiums credited since the date of the last Monthly Deduction; plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less
     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less
     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus
     (h)  interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

          (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus
          (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus
          (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus
          (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
          (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
          (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
          (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

          (a) the accumulation value as of the last Monthly Deduction date;
                 less
          (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less
          (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less
          (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus
          (e) interest credited to the systematic transfer account.

     The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

          (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less
          (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less
          (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

-------------------
PAYMENT OF PROCEEDS

[_] PAYOUT OPTIONS

--------------------------------------------------------------------------------
The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.
--------------------------------------------------------------------------------

     NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

     1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

     2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

     3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

     4) Lifetime Income. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees Available for the Lifetime Income Option:

     Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years and thereafter as long as the payee lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equal the proceeds placed under the option and as long after that as the payee lives. If any lifetime option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

     5)   Lump Sum. Proceeds are paid in one sum.

     6) Other Options. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

[_] RULES FOR PAYMENT OF PROCEEDS:

..   Payees must be individuals who receive payments on their own behalf unless otherwise agreed to by us.

..   Any option chosen will be effective when we acknowledge it.

..   We may require proof of your age or survival or the age or survival of the payee.

..   We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.

..   When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

    Fixed Proceeds Payments: Fixed payments are available under all six payout options described below. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

    Variable Proceeds Payments: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

    All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

    If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

--------------------------------------------------------------------------------
4 transfers are allowed each Policy Year that a payout option is in effect.
--------------------------------------------------------------------------------

[_] TRANSFERS BETWEEN FIXED AND VARIABLE PAYOUT OPTIONS

    The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.

    Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

-------------
Miscellaneous

[_] VOTING RIGHTS

    We are the legal owner of the shares of the investment portfolio held by the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the investment portfolios. However, to the extent required by law, we will vote shares held in the Variable Accounts at meetings of the shareholders of the investment portfolios in accordance with instructions received from Policy Owners. The Series Funds, as mutual funds, generally do not hold regular annual shareholder meetings. To obtain voting instructions from Policy Owners before a meeting of shareholders of a particular investment portfolio, we may send voting instruction material, a voting instruction form and any other related material to Policy Owners with Accumulation Value in the Variable Account corresponding to that investment portfolio. We will vote shares held in a Variable Account for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the investment portfolios in our own right, then we may elect to do so. We may disregard Policy Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the investment portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of an investment portfolio, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Policy Owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

[_] DISTRIBUTION OF MATERIALS

    We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[_] STATE REGULATION

    We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.

    We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

[_] REPORTS TO YOU

    We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

-------------
Illustrations

Death Benefits, Cash Surrender Value and Accumulated Premiums

     The tables in this Section illustrate how the Policy operates: how the death benefit, Cash Surrender Value, and Accumulation Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6%, and __%. The tables are based on a specified amount of life insurance coverage of $_____ for a male age __ and __ and for a female age __, each in a preferred nontobacco rate class, and for a male age __ in a non-preferred nontobacco rate. The tables reflect the risk charge (0.70% for the risk charge during Policy Years 1 - 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000) deducted from Variable Account assets, the monthly $7 administrative charge, the $2 premium processing charge, the deduction of 3.75% of premium payments for state (where permitted) and federal taxes and the current cost of insurance charge. The tables also include Accumulation Values, Cash Surrender Values and death benefit amounts that reflect a 0.70% risk charge for Policy Years 1-10 (0.55% in Policy Years 11+), the maximum risk charge the company is contractually entitled to assess under the Policy, as well as a cost of insurance charge based upon the guaranteed cost of insurance charge. These tables may assist in comparison of death benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies that may be issued by us or other companies. These tables assume no riders are attached to the base policy illustrated.

     Death benefits, Cash Surrender Values, and Accumulation Values for a Policy would be different from the amounts shown if the actual gross rates of return differed from the 0%, 6% or __% rates illustrated, if the initial premium was paid in another amount, if additional payments were made, or if any Policy loan or partial withdrawal was made during the period of time illustrated. They would also be different depending on the allocation of Accumulation Value among the Variable Account's Subaccounts, or if the actual gross rates of return averaged 0%, 6% or __%, but varied above and below that average for the period.

     The amounts for the death benefit, Cash Surrender Value, and Accumulation Value shown in the tables reflect the fact that the maximum risk charge, administrative charge, and a charge for the cost of insurance are deducted from the Accumulation Value on each Monthly Deduction Date. The Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted from the Accumulation Value upon surrender or lapse during the first 9-12 Policy Years, depending on issue age. The amounts shown in the tables also take into account an average daily charge equal to an annual charge 0.__% of the average daily net assets of the Series Funds for the investment advisory fees and operating expenses incurred by the Series Funds. The gross annual investment return rates of 0%, 6%, and __% on the Fund's assets are equal to net annual investment return rates of -___%, ___%, ___%, respectively.

     The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account, since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Cash Surrender Values and Accumulation Values illustrated.

     The second column of each table shows the amount which would accumulate if an amount equal to the annual premium required to keep the Policy in force were invested to earn interest, after taxes, of 5% per year, compounded annually.

     Upon request, we will provide a comparable illustration based upon the proposed insured's actual age, sex and underwriting classification, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

FINANCIAL STATEMENTS

     The balance sheets of United of Omaha Life Insurance Company as of December 31, 2002 and 2001, and the related statements of operations, comprehensive income, shareholders' equity and cash flows for each of the three years ended December 31, 2002, and the balance sheets of United of Omaha Separate Account B as of December 31, 2002 and the related statements of operations and changes in net assets for each of the two years ended December 31, 2002, included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance or safety of the assets held in United of Omaha Separate Account B. The primary business address of Deloitte & Touche LLP is Suite 2000, 1620 Dodge Street, Omaha, Nebraska 68102.

Financial Statements to be filed by post-effective amendment filed before the effective date of this amended registration statement.

[_] Index to Financial Statements


United of Omaha Separate Account B
     Independent Auditors' Report ............................................................................   F-
     Balance Sheets, December 31, 2002. ......................................................................   F-
     Statements of Operations for the Years Ended December 31, 2002 and 2001 .................................   F-
     Statements of Changes in Net Assets for the Years Ended December 31, 2002 and 2001 ......................   F-
     Notes to Financial Statements ...........................................................................   F-
United of Omaha Life Insurance Company
     Independent Auditors' Report ............................................................................   F-
     Balance Sheets, December 31, 2002 and 2001 ..............................................................   F-
     Statements of Operations for the Years Ended December 31, 2002, 2001 and 2000 ...........................   F-
     Statements of Equity for the Years Ended December 31, 2002, 2001 and 2000 ...............................   F-
     Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000 ...........................   F-
     Notes to Financial Statements ...........................................................................   F-

                                     PART C

                                OTHER INFORMATION

Item 27.   Exhibits

(a)  Board of Directors Resolutions.

         Resolution of the Board of Directors of United of Omaha establishing United of Omaha Variable Account B. (1)

(b)  Custodian Agreements. Not Applicable.

(c)  Underwriting Contracts.

     1) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. (1)

     2) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. (2)

     3)  Commission Schedule for Policies. (4)

(d)  Contracts.

     1) Form of Policy for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (3)

     2)  Form of Riders to the Policy. (3)

     3)  Optional Paid-Up Life Insurance Rider. (7)

     4)  Systematic Transfer Enrollment Program Endorsement to the Policy. (5)

(e)  Applications.

         Form of Application for the United of Omaha ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (4)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1)  Articles of Incorporation of United of Omaha Insurance Company. (2)

     2)  By-Laws of United of Omaha Life Insurance Company. (9)

(g)  Reinsurance Contracts.

(h)  Participation Agreements.

     1. a) Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (2)

          b) Amendment No. 1 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9))

     2. a) Fund Participation Agreement among United of Omaha Life Insurance Company, Insurance Management Series, and Federated Securities Corp. (2)

         b) Amendment No. 1 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

        (c) Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

     3. a) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (2)

         b) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

         c) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

         d) Amendment No. 4 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

         e) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

         f) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

         g) Amendment No. 1 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

         h) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

         i) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

     4. a) Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (9)

     5. a) Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

         b) Amendment No. 1 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

     6. a) Participation Agreement by and between Scudder Variable Life Insurance Fund and United of Omaha Life Insurance Company. (2)

         b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund. (9)

     7. a) Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (2)

         b) Amended Schedule A effective May 31, 1995 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

         c) Amended Schedule A effective May 1, 1997 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

         d) Amended Schedule A effective August 6, 1999 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

       8. a) Participation Agreement among Morgan, Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd LLP, and United of Omaha Life. (6)

       9. a) Participation Agreement among BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company. (8)

            b) Amendment No. 1 to the Fund Participation Agreement among
               Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company. (10)

(i)    Administrative Contracts. Not Applicable.

(j)    Other Material Contracts. Not Applicable.

(k)    Legal Opinion.

            1) Opinion and Consent of Thomas J. McCusker. (11)

(l)    Actuarial Opinion. Opinion and Consent of Actuary. (11)

(m)    Calculations. (11)

(n)    Other Opinions.

       1) Consent of Independent Auditor. (11)

(o)    Omitted Financial Statements. Not Applicable.

(p)    Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Issuance, transfer and redemption procedures memorandum. (4)

(r)    Powers of Attorney. (10)

----------

(1) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

(2) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 24, 1997 (File No. 333-89848).

(3) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on September 15, 1997 (File No. 333-35587).

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement for United of Omaha Separate Account B filed on February 5, 1998 (File No. 333-35587).

(5) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-18881).

(6) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-89848).

(7) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for United of Omaha Separate Account B filed on April 26, 1999 (File No. 33-35587).

(8) Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 26, 2000 (File No. 333-89848).

(9) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

(10) Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).

(11) To be filed by a post-effective amendment filed before the effective date of this Amended Registration Statement.

Item 28. Directors and Officers of the Depositor

   Name and Principal Business Address*            Position and Offices with Depositor
   ------------------------------------            -----------------------------------
David Baris .............................   Director
Samuel L. Foggie, Sr. ...................   Director
Carol B. Hallett ........................   Director
Jeffrey M. Heller .......................   Director
Richard W. Mies .........................   Director
Oscar S. Strauss II .....................   Director
John A. Sturgeon ........................   President, COO and Director
Michael A. Wayne ........................   Director
John W. Weekly ..........................   Chairman of the Board, CEO and Director
Cecil D. Bykerk .........................   Executive Vice President and Chief Actuary
James L. Hanson .........................   Executive Vice President (Information Services)
Randall C. Horn .........................   Executive Vice President (Individual Financial
                                            Services)
M.Jane Huerter ..........................   Executive Vice President and Corporate Secretary
                                            (Corporate Services)
William C. Mattox .......................   Executive Vice President (Federal Legislative
                                            Affairs)
Thomas J. McCusker ......................   Executive Vice President and General Counsel
Daniel P. Neary .........................   Executive Vice President (Group Benefit Services)
Tommie D. Thompson ......................   Executive Vice President, Treasurer and
                                            Comptroller
Richard A. Witt .........................   Executive Vice President and Chief Investment
                                            Officer

--------------------------------------------------------------------------------

 * The principal business address for each officer and director is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

        All subsidiaries are wholly owned and controlled.

                                                               Percent Of Voting
       Name                                   Jurisdiction     Securities Owned
       ----                                   ------------     ----------------
       Mutual of Omaha Insurance Company        Nebraska       Self Owned and Controlled
       Fulcrum Growth Partners, L.L.C.          Delaware       80% Subsidiary of Mutual of
                                                               Omaha Insurance Company
       BalCo Holdings, L.L.C.                   Delaware       90% Subsidiary of Fulcrum
                                                               Growth Partners, L.L.C.
       KFS Corporation                          Nebraska       100% Subsidiary of Mutual
                                                               of Omaha Insurance Company

       Kirkpatrick, Pettis, Smith,              Nebraska       100% Subsidiary of KFS
           Polian Inc.                                         Corporation
       KP Capital Markets, Inc.                 Nebraska       100% Subsidiary of
                                                               Kirkpatrick, Pettis, Smith,
                                                               Polian Inc.
       KPM Investment Management, Inc.          Nebraska       100% Subsidiary of KFS
                                                               Corporation

       Kirkpatrick Pettis Trust                                100% Subsidiary of KFS
           Company                              Nebraska       Corporation
       Mutual of Omaha Health Plans,            Nebraska       100% Subsidiary of Mutual
           Inc.                                                of Omaha Insurance Company
       Exclusive Healthcare, Inc.               Nebraska       100% Subsidiary of Mutual
                                                               of Omaha Health Plans, Inc.
       Mutual of Omaha of South Dakota &      South Dakota     100% Subsidiary of Mutual
           Community Health Plus HMO,                          of Omaha Health Plans, Inc.
           Inc.
       Ingenium Benefits, Inc.                  Nebraska       100% Subsidiary of Mutual
                                                               of Omaha Health Plans, Inc.
       Mutual of Omaha Holdings, Inc.           Nebraska       100% Subsidiary of Mutual
                                                               of Omaha Insurance Company
       innowave incorporated                    Nebraska       100% Subsidiary of Mutual
                                                               of Omaha Holdings, Inc.
       Mutual of Omaha Investor                 Nebraska       100% Subsidiary of Mutual
           Services, Inc.                                      of Omaha Holdings, Inc.
       Mutual of Omaha Marketing                Nebraska       100% Subsidiary of Mutual
           Corporation                                         of Omaha Holdings, Inc.
       The Omaha Indemnity Company             Wisconsin       100% Subsidiary of Mutual
                                                               of Omaha Insurance Company
       Omaha Property and Casualty              Nebraska       100% Subsidiary of Mutual
           Insurance Company                                   of Omaha Insurance Company
       Adjustment Services, Inc.                Nebraska       100% Subsidiary of Omaha
                                                               Property and Casualty
                                                               Insurance Company

                                                               Percent Of Voting
       Name                                   Jurisdiction     Securities Owned
       ----                                   ------------     ----------------
       United of Omaha Life Insurance           Nebraska       100% Subsidiary of Mutual
           Company                                             of Omaha Insurance Company
       Companion Life Insurance Company         New York       100% Subsidiary of United
                                                               of Omaha Life Insurance
                                                               Company
       Mutual of Omaha Structured              Connecticut     100% Subsidiary of United
           Settlement Company, Inc.                            of Omaha Life Insurance
                                                               Company
       Mutual of Omaha Structured               New York       100% Subsidiary of United
           Settlement Company of New                           of Omaha Life Insurance
           York, Inc.                                          Company
       United World Life Insurance              Nebraska       100% Subsidiary of United
           Company                                             of Omaha Life Insurance
                                                               Company

Item 30.   Indemnification

                    The Nebraska Business Corporation Act provides for permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

                         With respect to indemnification, Article XI of United
                    of Omaha's Articles of Incorporation provides as follows:

                         An outside director of the Company shall not be
                    personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

                         For purposes of this ARTICLE XI, an outside director
                    shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                         If the Nebraska Business Corporation Act is amended
                    after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                         Any repeal or modification of the foregoing ARTICLE XI
                    by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                    With respect to indemnification, Article XII of United of Omaha's Articles of Incorporation provides as follows:

                         To the fullest extent permitted by law, the Corporation
                    shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members, (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

                         To the fullest extent permitted by law, before final
                    disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

                         Insofar as indemnification for liability arising under
                    the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United of Omaha Life Insurance Company pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by United of expenses incurred or paid by a director, officer or controlling person of United in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Principal Underwriter

          (a) Other Activity. In addition to United of Omaha Separate Account B,
                              Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account C and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

          (b) Management.     The directors and principal officers of Mutual of
                              Omaha Investor Services, Inc. are as follows:

                 Name and Principal      Positions and Offices
                 Business Address*       with Mutual of Omaha Investor
                 -----------------       -----------------------------
                                         Services, Inc.
                                         --------------
                 John W. Weekly          Chairman, Director
                 John A. Sturgeon        Director
                 Richard A. Witt         President, Director
                 Jane. M. Huerter        Secretary and Director
                 Terrance S. DeWald      Vice President, Compliance Officer
                                         and Director
                 Randall C. Horn         Director
                 William J. Bluvas       Vice President, Treasurer
-----------

*    Principal business address is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                (2)             (3)           (4)         (5)
       Name of       Net Underwriting
      Principal        Discounts and  Compensation on  Brokerage     Other
     Underwriter        Commissions      Redemption   Commissions Compensation
     -----------     ----------------    ----------   ----------- ------------
   Mutual of Omaha    $                     None          N/A         N/A
  Investor Services,
         Inc.

Item 32. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 33. Management Services

         All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation

         The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, United of Omaha Insurance Company and United of Omaha Separate Account B have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Omaha and State of Nebraska, on the 28th day of February, 2003.

                                      UNITED OF OMAHA SEPARATE
                                      ACCOUNT B (Registrant)

                                      UNITED OF OMAHA LIFE INSURANCE
                                      COMPANY (Depositor)

                                      By:    /s/
                                          --------------------------------
                                             Thomas J. McCusker
                                             Executive Vice President
                                             and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 28, 2003.

        Signatures                            Title                               Date
        ----------                            -----                               ----
/s/ *                          Chairman of the Board of Directors,              02/28/03
----------------------------     Chief Executive Officer
      JOHN W. WEEKLY             (Principal Executive Officer)

/s/ *                          Treasurer and Comptroller                        02/28/03
----------------------------     (Principal Financial Officer)
      TOMMIE THOMPSON

/s/ *                          President, Chief Operating Officer and Director  02/28/03
----------------------------
      JOHN A. STURGEON

/s/ *                          Director                                         02/28/03
----------------------------
      DAVID BARIS

/s/ *                          Director                                         02/28/03
----------------------------
      SAMUEL L. FOGGIE, SR.

/s/ *                          Director                                         02/28/03
----------------------------
      CAROL B. HALLETT

/s/ *                          Director                                         02/28/03
----------------------------
      JEFFREY M. HELLER

/s/ *                          Director                                 02/28/03
----------------------------
      RICHARD W. MIES

/s/ *                          Director                                 02/28/03
----------------------------
      OSCAR S. STRAUS II

/s/ *                          Director                                 02/28/03
----------------------------
      MICHAEL A. WAYNE

By: /s/ Thomas J. McCusker                                               2/28/03
    -----------------------
         Attorney-in-Fact
Pursuant to Power of Attorney

* Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of January 1, 2001 and January 1, 2002, filed as exhibits incorporated by reference in this Post-Effective Amendment No. 8 to the Registration Statement.

--------------------------------------------------------------------------------
                                                     Registration No. 333 -35587
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                       ==================================

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


                                   ----------
                                    EXHIBITS
                                   ----------


                                       TO

                    THE POST-EFFECTIVE AMENDMENT NO. 8 TO THE
                       REGISTRATION STATEMENT ON FORM N-6

                                      UNDER

                           THE SECURITIES ACT OF 1933

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                                February 28, 2003

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                                  EXHIBIT INDEX

     Exhibit #   Description of Exhibit

       27(k)     Opinion and Consent of Counsel.

       27(l)     Opinion and Consent of Actuary.

       27(m)     Calculations.

       27(n)     Consent of Independent Auditor.